Property and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property and Equipment
Property and Equipment, net
Gaming and lottery machinery and equipment, including assets under capital leases, were as follows:

	As of December 31,
	2015	2014
Gaming equipment	$770.8	$799.9
Less: accumulated depreciation	(274.0)	(279.1)
Gaming equipment, net	496.8	520.8

Lottery machinery and equipment	313.8	311.7
Less: accumulated depreciation	(238.3)	(207.4)
Lottery machinery and equipment, net	75.5	104.3

Total gaming and lottery machinery and equipment, net	$572.3	$625.1

Property and equipment, net consisted of the following:

	As of December 31,
	2015	2014
Land	$38.5	$43.0
Buildings and leasehold improvements	185.2	206.3
Furniture and fixtures	36.0	36.2
Construction in progress	25.5	11.7
Other property and equipment, at cost	271.0	297.8
Less: accumulated depreciation	(334.5)	(207.3)
Property and equipment, net	$221.7	$387.7

Total property and equipment, net	$794.0	$1,012.8

Depreciation expense for the years ended December 31, 2015, 2014 and 2013 was $354.7 million, $269.6 million and $126.9 million, respectively. Cost of equipment (and related start-up costs) associated with specific gaming and lottery contracts and internal use software projects are recorded as construction in progress and not depreciated until placed in service. When the equipment is placed into service, the related costs are transferred from construction in progress to lottery machinery and equipment, gaming equipment or other property and equipment, and we commence depreciation. Depreciation expense is excluded from cost of services, cost of product sales and other operating expenses and is separately included with amortization expense on the Consolidated Statements of Operations and Comprehensive Loss.
As described in Note 1 (Description of the Business and Summary of Significant Accounting Policies), our policy is to periodically review the estimated useful lives of our fixed assets. We also assess the recoverability of long-lived assets (or asset groups) whenever events or changes in circumstances indicate that the carrying amount of such an asset (or asset groups) may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to the expected net future undiscounted cash flows to be generated by that asset. If it is determined that an impairment has occurred, the amount of the impairment recorded is equal to the excess of the asset's carrying amount over its estimated fair value, which is generally derived from a discounted cash flow model.
As a result of our acquisition of Bally in the fourth quarter of 2014, we determined that we would consolidate our gaming machine manufacturing to Las Vegas, Nevada and sell our manufacturing facility in Waukegan, Illinois. As a result, we recorded a $9.4 million impairment on the Waukegan facility during the fourth quarter of 2014. In June 2015, we ceased manufacturing operations at our Waukegan facility and began marketing the facility for sale. During the fourth quarter of 2015, as a result of the reduction in demand for large manufacturing facilities in the Illinois area, we recorded a $6.6 million additional impairment to adjust the carrying amount of the Waukegan facility to fair value less expected selling costs. These charges were included in D&A in the Consolidated Statements of Operations and Comprehensive Loss for the years ended December 31, 2015 and 2014. In addition, we listed two of our Gaming R&D facilities in Chicago, Illinois for sale during December 2015. The Waukegan and Chicago facilities, which we expect to sell in 2016, are part of our Gaming business segment and represent $16.7 million of land and buildings, which are classified as held for sale within prepaid expenses, deposits and other current assets in our Consolidated Balance Sheets as of December 31, 2015.
During the second quarter of 2015, we initiated plans to sell a facility in Reno, Nevada, and consolidate our operations into one of our leased facilities, which supports sales, distribution, WAP operations and development operations for our Gaming business segment. In June 2015, we recorded a $4.9 million impairment of this facility to adjust the carrying amount to fair value less cost to sell. This charge is included in D&A in the Consolidated Statements of Operations and Comprehensive Loss for the year ended December 31, 2015. In August 2015, we executed an agreement to sell the Reno facility at a price that materially approximated the fair value less cost to sell, and the sale closed in November 2015.
During the fourth quarter of 2015, we recorded $11.9 million in accelerated D&A of property and equipment related to our instant games operations. In addition, during 2015, 2014 and 2013, we recorded long-lived asset impairments of $1.9 million, $4.2 million and $2.5 million, respectively, related to lottery systems or underperforming U.S. lottery contracts. See Note 16 (Fair Value Measurements). During 2013, we lowered our estimated useful lives for gaming machines deployed to our U.K. LBO customers relative to historical estimates due to market changes that we believe impacted the replacement cycle of these gaming machines and recorded accelerated depreciation related to our change in estimated lives of $8.7 million.
Upon our acquisition of Bally in November 2014, we began integrating Scientific Games and Bally and implementing our plans to streamline our product offerings, operations and cost structure. As a result of these plans, during 2015 and 2014, we recorded $15.8 million and $14.5 million, respectively, of accelerated depreciation on certain equipment assets included in our Gaming business segment. In December 2013, we initiated a reorganization plan to exit our instant lottery game operations in Mexico. We recorded $3.1 million of accelerated D&A in 2013 related to this reorganization plan.
During 2015, the Gaming business segment disposed of certain fully depreciated gaming assets with a historical cost of $59.9 million. This disposal had no impact on Property and equipment, net in our Consolidated Balance Sheets as of December 31, 2015 or D&A in the Consolidated Statements of Operations and Comprehensive Loss for the year ended December 31, 2015.
The impairment charges and accelerated depreciation expense discussed above are included in D&A in our Consolidated Statements of Operations and Comprehensive Loss for the years ended December 31, 2015, 2014, and 2013, respectively. The aggregate amount of impairments and accelerated depreciation charges related to our property and equipment assets reflected in D&A in our Consolidated Statements of Operations and Comprehensive Loss for the years ended December 31, 2015, 2014 and 2013 are $41.1 million, $21.7 million, and $14.3 million, respectively.